UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 21, 2022

Newmont Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6900 E. Layton Avenue, Denver, CO 80237

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.60 per share	NEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On April 21, 2022, Newmont Corporation, a Delaware Corporation (the “Company”) held its 2022 Annual Meeting of Stockholders. The following matters were voted upon at the Annual Meeting: (1) the election of Directors; (2) the advisory vote on the compensation of the Named Executive Officers; and (3) ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2022.

All matters voted on at the Annual Meeting were approved. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders (except with respect to the Election of Directors, where abstentions are excluded). The voting results were as follows:

Proposal #1 – Election of Directors

Name	Votes For	% of votes cast	Withheld Votes	% of votes cast	Abstentions	Broker Non-Votes
Patrick Awuah	592,096,028	99.76	1,424,621	0.24	469,054	48,702,982
Gregory Boyce	589,483,457	99.32	4,027,154	0.68	479,092	48,702,982
Bruce Brook	549,835,993	92.77	42,840,764	7.23	1,312,946	48,702,982
Maura Clark	590,905,783	99.56	2,617,030	0.44	466,890	48,702,982
Emma FitzGerald	592,215,792	99.78	1,318,049	0.22	455,862	48,702,982
Mary Laschinger	590,917,906	99.56	2,606,209	0.44	465,588	48,702,982
José Manuel Madero	592,144,098	99.77	1,372,496	0.23	473,109	48,702,982
René Médori	585,721,607	98.69	7,791,241	1.31	476,855	48,702,982
Jane Nelson	586,259,612	98.77	7,274,012	1.23	456,079	48,702,982
Tom Palmer	592,270,080	99.79	1,239,531	0.21	480,092	48,702,982
Julio Quintana	578,913,632	97.65	13,916,305	2.35	1,159,766	48,702,982
Susan Story	592,216,015	99.78	1,314,662	0.22	459,026	48,702,982

Proposal #2 – Advisory Resolution to Approve Named Executive Officer Compensation

		% of votes cast on the Proposal
Votes For	549,250,895	92.47
Votes Against	43,518,911	7.33
Abstentions	1,219,897	0.20
Broker Non-Votes	48,702,982	—

Proposal #3 - Ratification of Independent Registered Public Accounting Firm

		% of votes cast at the Annual Meeting
Votes For	638,414,009	99.33
Votes Against	3,662,011	0.57
Abstentions	616,665	0.10

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Logan Hennessey
Name:	Logan Hennessey
Title:	Vice President, Associate General Counsel and Corporate Secretary

Dated: April 22, 2022

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